Exhibit 99.1

FOR FURTHER INFORMATION:

Dennis Barber

(713) 497-3042

Kevin Kremke

(713) 497-5468

FOR IMMEDIATE RELEASE:

November 1, 2005

Reliant Energy Reports Third Quarter Results and

Provides 2005 Outlook Reflecting Asset Sales

HOUSTON, TX – Reliant Energy, Inc. (NYSE: RRI) reported a loss from continuing operations of $267 million, or $0.88 per share, for the third quarter of 2005, compared to income from continuing operations of $75 million, or $0.23 per diluted share, for the same period of 2004.  The 2005 reported numbers include a $217 million, or $0.73 per share, after-tax charge related to the previously announced settlement of California litigation, regulatory proceedings and investigations and a net, after-tax loss from unrealized energy derivatives totaling $219 million, or $0.71 per share.  The 2004 reported numbers include a net, after-tax loss from unrealized energy derivatives of $34 million, or $0.10 per share.

“The California settlement, which we announced in August, is a major step forward, putting the legal and regulatory matters of the past behind us,” said Joel Staff, chairman and chief executive officer.  “We also made progress toward improving the company’s financial flexibility with the announced sale of our New York City power generation assets for $975 million.”  Staff added, “The rapid rise in natural gas prices presents near-term challenges for effectively hedging our wholesale business and for the retail business during its transition to full competition.  Longer term, higher natural gas prices as well as improvements in supply and demand fundamentals will provide significant benefits to our wholesale business.”

Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization) was $462 million for the third quarter of 2005, compared to $391 million for the third quarter of 2004.  The improvement was primarily related to gains from the sale of assets.  Adjusted EBITDA for the first nine months of 2005 was $649 million compared to $624 million for the same period of 2004.

During the first nine months of 2005, the company reported a $577 million use of cash in continuing operations from operating activities, compared to cash generated in continuing operations from operating activities of $77 million in 2004.  The reported numbers include increases in cash margin deposits totaling $882 million in 2005 and $360 million for 2004.  Free cash flow from continuing operations for the first nine months of 2005 was $246 million, compared to $97 million in 2004.  The improvement in free cash flow was primarily related to changes in working capital and lower capital expenditures.

Adjusted EBITDA Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,
($ millions)	2005	2004	2005	2004
(Loss) income from continuing operations	$(267)	$75	$(258)	$(63)
Depreciation and amortization	124	116	336	349
Interest expense, net	97	80	278	239
Income tax (benefit) expense	(197)	69	(155)	(5)
EBITDA	(243)	340	201	520
Changes in California-related receivables and reserves	—	4	(2)	(22)
Western states settlements	351	—	351	—
Unrealized losses on energy derivatives (a)	354	54	91	86
Settlement of shareholder class action lawsuits	—	—	8	—
October 2003 FERC settlement	—	12	—	12
Gain on sale of counterparty claim	—	(30)	—	(30)
Gains recorded prior to 2003 that were realized/collected (EITF No. 02-03)	—	(1)	—	16
2004 accrual for payment to CenterPoint Energy, Inc.	—	—	—	2
2004 severance and restructuring costs	—	12	—	40
Adjusted EBITDA	$462	$391	$649	$624

(a)          Reliant Energy’s hedging activities include buying power supply for its retail business, selling the output of and buying fuel for its power plants, as well as winding down legacy trading positions and optimization of gas transport and storage positions.  Certain of these hedging transactions use mark-to-market accounting, which requires the company to record gains/losses related to future periods based on current changes in forward commodity prices.  The company refers to these gains and losses prior to settlement as “unrealized gains/losses on energy derivatives.”  In certain cases, the related underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments.

Free Cash Flow Reconciliation

	Nine Months Ended September 30,
($ millions)	2005	2004
Operating cash flow from continuing operations	$(577)	$77

Accounts receivable factoring	—	(232)
Change in margin deposits (a)	882	360
2004 cash severance costs	—	32
Capital expenditures	(59)	(140)
Free cash flow from continuing operations	$246	$97

(a)          Reliant Energy posts collateral to support most commodity sales and purchase transactions.  The collateral provides assurance to counterparties that contractual obligations will be fulfilled.  As the obligations are fulfilled, the collateral is returned.  Reliant Energy commonly uses both cash and letters of credit as collateral.  The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow.  When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow.  Changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

OUTLOOK FOR 2005

Reliant Energy’s range for adjusted EBITDA and free cash flow have been adjusted by $250 million and $175 million, respectively to reflect the sale of the New York City and Ceredo assets.  (For accounting purposes, the New York City and Ceredo assets will be treated as discontinued operations.)

As a result, the revised 2005 outlook for adjusted EBITDA is $650 million to $850 million, which is expected to be closer to the bottom of the range.  The free cash flow from continuing operations outlook is $100 million to $300 million, which is expected to be closer to the top of the range.

2005 Adjusted EBITDA

Outlook Reconciliation

($ millions)	2005
Loss from continuing operations (a)	$(348)
Delivery of product underlying the unrealized losses/(gains) on energy derivatives (b)	1
Settlement of shareholder class action lawsuits	8
California related reserves	(2)
Western states settlements	351
Depreciation and amortization	440
Interest expense, net	380
Income tax expense	(180)
Adjusted EBITDA (bottom of range) (a)	$650

(a)          Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)         In the first nine months of 2005, Reliant Energy recorded a net loss of $91 million and estimates it will incur a net loss of $1 million for the full year of 2005.

2005 Free Cash Flow From Continuing Operations

Outlook Reconciliation

($ millions)	2005
Use of cash in continuing operations from operating activities (on GAAP basis) (a)	$(489)
Changes in margin deposits as of 9/30/05 (a)	882
Settlement of shareholder class action lawsuits	8
Capital expenditures	(101)
Free cash flow from continuing operations (top of range)	$300

(a)          Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported operating cash flows from continuing operations.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

•                  Contribution margin

•                  Adjusted contribution margin

•                  Gross margin

•                  Adjusted gross margin

•                  Free cash flow

•                  EBITDA

•                  Adjusted EBITDA

A reconciliation of these financial measures and the most directly comparable GAAP measures is included in the attached financial tables or within this release.  Additional information regarding these measures, including a discussion of their utility and purposes, is included in the Form 8-K filed along with this earnings release.

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its third-quarter 2005 earnings conference call for Tuesday, November 1, 2005, at 11:00 a.m., Central time.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com/corporate.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S.  The company provides energy products and services to approximately 1.9 million electricity customers, ranging from residences and small businesses to large commercial, industrial, governmental and institutional customers, primarily in Texas.  Reliant also serves commercial, industrial, and governmental customers in the PJM (Pennsylvania, New Jersey, Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity from continuing operations in operation or under contract across the U.S.  These strategically located generating assets utilize natural gas, wind, fuel oil and coal. For more information, visit our Website at www.reliant.com/corporate.

This news release contains “forward-looking statements.” Forward-looking statements are statements that contain projections about future economic performance and plans.  Forward-looking statements are often identified by words such as “anticipate,” “estimate,” “believe,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” and other similar words.

Forward-looking statements are based on management’s beliefs, assumptions and information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, changes in commodity prices, financial market conditions, weather conditions and other factors we discuss in our other filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update any forward-looking statement.

Information in this report is subject to adjustment resulting from further review and the obtaining of additional information that impacts the consolidated financial statements.

###

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Revenues:
Revenues (including $(226,509), $(5,688), $(326,849) and $(15,552) unrealized losses)	$2,963,021	$2,564,991	$7,111,730	$6,144,396

Expenses:
Purchased power, fuel and cost of gas sold (including $(127,367), $(48,599), $235,483 and $(70,846) unrealized gains (losses))	2,697,009	1,968,361	5,877,446	4,791,894
Operation and maintenance	178,393	183,475	556,106	587,562
Selling and marketing	25,415	22,774	66,325	61,701
Bad debt expense	22,687	16,697	43,827	37,003
Total	2,923,504	2,191,307	6,543,704	5,478,160
Contribution Margin	39,517	373,684	568,026	666,236

Other general and administrative	50,983	51,410	131,830	151,672
Western states settlement	350,805	—	350,805	—
Loss on sales of receivables	—	14,491	—	33,741
Accrual for payment to CenterPoint Energy, Inc.	—	(58)	—	1,600
Gain on sale of counterparty claim	—	(30,000)	—	(30,000)
Gains on sales of assets, net	(91,874)	143	(115,793)	(14,880)
Depreciation and amortization	124,159	115,704	336,530	348,531
Total	434,073	151,690	703,372	490,664
Operating Income (Loss)	(394,556)	221,994	(135,346)	175,572

Other Income (Expense):
Income (loss) of equity investments, net	27,029	344	23,185	(9,244)
Other, net	62	1,379	(22,817)	4,434
Earnings (Loss) Before Interest and Taxes	(367,465)	223,717	(134,978)	170,762

Interest expense	(99,774)	(96,360)	(293,680)	(267,544)
Interest income	3,228	16,555	15,280	29,008

Income (Loss) from Continuing Operations Before Income Taxes	(464,011)	143,912	(413,378)	(67,774)
Income tax expense (benefit)	(197,226)	68,838	(155,228)	(4,300)

Income (Loss) from Continuing Operations	(266,785)	75,074	(258,150)	(63,474)
Income (loss) from discontinued operations, net of tax	(3,512)	269,962	61,655	291,173

Income (Loss) Before Cumulative Effect of Accounting Change	(270,297)	345,036	(196,495)	227,699
Cumulative effect of accounting change, net of tax	—	—	—	7,290
Net Income (Loss)	$(270,297)	$345,036	$(196,495)	$234,989

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.88)	$0.25	$(0.86)	$(0.21)
Income (loss) from discontinued operations	(0.01)	0.91	0.21	0.98
Cumulative effect of accounting change, net of tax	—	—	—	0.02
Net Income (Loss)	$(0.89)	$1.16	$(0.65)	$0.79

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.88)	$0.23	$(0.86)	$(0.21)
Income (loss) from discontinued operations	(0.01)	0.81	0.21	0.98
Cumulative effect of accounting change, net of tax	—	—	—	0.02
Net Income (Loss)	$(0.89)	$1.04	$(0.65)	$0.79

Weighted Average Common Shares Outstanding (in thousands):
• Basic	303,043	298,435	301,587	297,040
• Diluted	303,043	334,476	301,587	297,040

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	September 30, 2005	September 30, 2004	Change
Retail Energy:
Revenues:
Revenues	$2,288	$1,969	$319

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,125	1,657	468
Gross margin	163	312	(149)

Operation and maintenance	55	64	(9)
Selling and marketing	25	23	2
Bad debt expense	21	17	4
Contribution margin - Retail Energy	62	208	(146)

Wholesale Energy:
Revenues:
Revenues	886	706	180

Operating Expenses:
Purchased power, fuel and cost of gas sold	784	422	362
Gross margin	102	284	(182)

Operation and maintenance	124	119	5
Bad debt expense	2	—	2
Contribution margin - Wholesale Energy	(24)	165	(189)

Other Operations:
Revenues:
Revenues	1	—	1

Operating Expenses:
Purchased power, fuel and cost of gas sold	—	—	—
Gross margin	1	—	1

Operation and maintenance	—	—	—
Contribution margin - Other Operations	1	—	1

Eliminations:
Revenues:
Revenues	(212)	(110)	(102)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(212)	(110)	(102)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	2,963	2,565	398

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,697	1,969	728
Gross margin	266	596	(330)

Operation and maintenance	179	183	(4)
Selling and marketing	25	23	2
Bad debt expense	23	17	6
Contribution margin - Consolidated	39	373	(334)

Other general and administrative	50	50	—
Western states settlement	351	—	351
Loss on sales of receivables	—	15	(15)
Gain on sale of counterparty claim	—	(30)	30
Gains on sales of assets, net	(92)	—	(92)
Depreciation and amortization	124	116	8
Total	433	151	282
Operating income (loss)	(394)	222	(616)

Income of equity investments, net	27	1	26
Other, net	—	1	(1)
Earnings (loss) before interest and income taxes	(367)	224	(591)

Interest expense	(100)	(97)	(3)
Interest income	3	17	(14)
Income (loss) from continuing operations before income taxes	(464)	144	(608)
Income tax (benefit) expense	(197)	69	(266)
Income (loss) from continuing operations	(267)	75	(342)
Income (loss) from discontinued operations	(3)	270	(273)
Net Income (Loss)	$(270)	$345	$(615)

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Millions of Dollars)

(Unaudited)

	Nine Months Ended
	September 30, 2005	September 30, 2004	Change
Retail Energy:
Revenues:
Revenues	$5,309	$4,600	$709

Operating Expenses:
Purchased power, fuel and cost of gas sold	4,570	3,919	651
Gross margin	739	681	58

Operation and maintenance	142	172	(30)
Selling and marketing	66	62	4
Bad debt expense	42	40	2
Contribution margin - Retail Energy	489	407	82

Wholesale Energy:
Revenues:
Revenues	2,242	1,788	454

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,752	1,117	635
Gross margin	490	671	(181)

Operation and maintenance	412	415	(3)
Bad debt expense	2	(3)	5
Contribution margin - Wholesale Energy	76	259	(183)

Other Operations:
Revenues:
Revenues	4	—	4

Operating Expenses:
Purchased power, fuel and cost of gas sold	(1)	—	(1)
Gross margin	5	—	5

Operation and maintenance	2	—	2
Contribution margin - Other Operations	3	—	3

Eliminations:
Revenues:
Revenues	(443)	(244)	(199)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(443)	(244)	(199)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	7,112	6,144	968

Operating Expenses:
Purchased power, fuel and cost of gas sold	5,878	4,792	1,086
Gross margin	1,234	1,352	(118)

Operation and maintenance	556	587	(31)
Selling and marketing	66	62	4
Bad debt expense	44	37	7
Contribution margin - Consolidated	568	666	(98)

Other general and administrative	132	150	(18)
Western states settlement	351	—	351
Loss on sales of receivables	—	34	(34)
Accrual for payment to CenterPoint Energy, Inc.	—	2	(2)
Gain on sale of counterparty claim	—	(30)	30
Gains on sales of assets, net	(116)	(15)	(101)
Depreciation and amortization	336	349	(13)
Total	703	490	213
Operating income (loss)	(135)	176	(311)

Income (loss) of equity investments, net	23	(9)	32
Other, net	(23)	4	(27)
Earnings (loss) before interest and income taxes	(135)	171	(306)

Interest expense	(293)	(268)	(25)
Interest income	15	29	(14)
Loss from continuing operations before income taxes	(413)	(68)	(345)
Income tax benefit	(155)	(5)	(150)
Loss from continuing operations	(258)	(63)	(195)
Income from discontinued operations	62	291	(229)
Cumulative effect of accounting change, net of tax	—	7	(7)
Net Income (Loss)	$(196)	$235	$(431)

Reference is made to Reliant Energy, Inc.’s Annual Report on
Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	September 30, 2005	September 30, 2004	Change
Retail Energy:
Revenues:
Revenues	$2,288	$1,968	$320

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,944	1,570	374
Gross margin	344	398	(54)

Operation and maintenance	55	64	(9)
Selling and marketing	25	22	3
Bad debt expense	21	17	4
Contribution margin - Retail Energy	243	295	(52)

Wholesale Energy:
Revenues:
Revenues	1,112	728	384

Operating Expenses:
Purchased power, fuel and cost of gas sold	837	461	376
Gross margin	275	267	8

Operation and maintenance	124	118	6
Bad debt expense	2	—	2
Contribution margin - Wholesale Energy	149	149	—

Other Operations:
Revenues:
Revenues	1	—	1

Operating Expenses:
Purchased power, fuel and cost of gas sold	—	—	—
Purchased power	—	—	—
Gross margin	1	—	1

Operation and maintenance	—	—	—
Bad debt expense	—	—	—
Contribution margin - Other Operations	1	—	1

Eliminations:
Revenues:
Revenues	(212)	(110)	(102)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(212)	(110)	(102)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	3,189	2,586	603

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,569	1,921	648
Gross margin	620	665	(45)

Operation and maintenance	179	182	(3)
Selling and marketing	25	22	3
Bad debt expense	23	17	6
Contribution margin - Consolidated	393	444	(51)

Other general and administrative	50	40	10
Loss on sales of receivables	—	15	(15)
Gains on sales of assets, net	(92)	—	(92)
Depreciation and amortization	124	116	8
Total	82	171	(89)
Operating income	311	273	38

Income of equity investments, net	27	1	26
Other, net	—	1	(1)
Earnings before interest and income taxes	338	275	63

Interest expense	(100)	(97)	(3)
Interest income	3	7	(4)
Income from continuing operations before income taxes	241	185	56
Income tax expense	71	84	(13)
Income from continuing operations	170	101	69
Income (loss) from discontinued operations	(3)	270	(273)
Net Income	$167	$371	$(204)

Reference is made to Reliant Energy, Inc.’s Annual Report on
 Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted

(Millions of Dollars)

(Unaudited)

	Nine Months Ended
	September 30, 2005	September 30, 2004	Change
Retail Energy:
Revenues:
Revenues	$5,309	$4,616	$693

Operating Expenses:
Purchased power, fuel and cost of gas sold	4,651	3,776	875
Gross margin	658	840	(182)

Operation and maintenance	142	167	(25)
Selling and marketing	66	60	6
Bad debt expense	42	40	2
Contribution margin - Retail Energy	408	573	(165)

Wholesale Energy:
Revenues:
Revenues	2,566	1,793	773

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,906	1,189	717
Gross margin	660	604	56

Operation and maintenance	412	404	8
Bad debt expense	2	(3)	5
Contribution margin - Wholesale Energy	246	203	43

Other Operations:
Revenues:
Revenues	4	—	4

Operating Expenses:
Purchased power, fuel and cost of gas sold	(1)	—	(1)
Gross margin	5	—	5

Operation and maintenance	2	—	2
Contribution margin - Other Operations	3	—	3

Eliminations:
Revenues:
Revenues	(443)	(244)	(199)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(443)	(244)	(199)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	7,436	6,165	1,271

Operating Expenses:
Purchased power, fuel and cost of gas sold	6,113	4,721	1,392
Gross margin	1,323	1,444	(121)

Operation and maintenance	556	571	(15)
Selling and marketing	66	60	6
Bad debt expense	44	37	7
Contribution margin - Consolidated	657	776	(119)

Other general and administrative	124	128	(4)
Loss on sales of receivables	—	34	(34)
Gains on sales of assets, net	(116)	(15)	(101)
Depreciation and amortization	336	321	15
Total	344	468	(124)
Operating income	313	308	5

Income (loss) of equity investments, net	23	(9)	32
Other, net	(23)	4	(27)
Earnings before interest and income taxes	313	303	10

Interest expense	(293)	(268)	(25)
Interest income	9	16	(7)
Income from continuing operations before income taxes	29	51	(22)
Income tax expense	11	40	(29)
Income from continuing operations	18	11	7
Income from discontinued operations	62	291	(229)
Cumulative effect of accounting change, net of tax	—	7	(7)
Net Income	$80	$309	$(229)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjustments

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	September 30, 2005	September 30, 2004	Change

Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$(1)	$1
Unrealized gains/losses on energy derivatives	181	87	94
Total gross margin adjustments	181	86	95

Operating Expenses Adjustments:
Selling and marketing adjustment - severance and restructuring	—	(1)	1
Total operating expenses adjustments	—	(1)	1

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	—	4	(4)
Adjustment to October 2003 FERC Settlement	—	12	(12)
Unrealized gains/losses on energy derivatives	173	(33)	206
Total gross margin adjustments	173	(17)	190

Operating Expenses Adjustments:
Operation and maintenance adjustment - severance and restructuring	—	(1)	1

Consolidated:
General and administrative adjustment - severance and restructuring	—	1	(1)
General and administrative adjustment - restructuring costs associated with lease on corporate headquarters	—	(11)	11
Western states settlement	(351)	—	(351)
Gain on sale of counterparty claim	—	30	(30)
Interest income adjustment - California-related interest income	—	(10)	10

Income tax expense - tax adjustments, net	268	15	253

(1)  Revenues less purchased power, fuel and cost of gas sold.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjustments

(Millions of Dollars)

(Unaudited)

	Nine Months Ended
	September 30, 2005	September 30, 2004	Change

Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$16	$(16)
Unrealized gains/losses on energy derivatives	(81)	143	(224)
Total gross margin adjustments	(81)	159	(240)

Operating Expenses Adjustments:
Operation and maintenance adjustment - severance and restructuring	—	(5)	5
Selling and marketing adjustment - severance and restructuring	—	(2)	2
Total operating expenses adjustments	—	(7)	7

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	(2)	(22)	20
Adjustment to October 2003 FERC Settlement	—	12	(12)
Unrealized gains/losses on energy derivatives	172	(57)	229
Total gross margin adjustments	170	(67)	237

Operating Expenses Adjustments:
Operation and maintenance adjustment - severance and restructuring	—	(11)	11

Consolidated:
General and administrative adjustment - severance and restructuring	—	(11)	11
General and administrative adjustment - settlement of shareholder class action lawsuits	(8)	—	(8)
General and administrative adjustment - restructuring costs associated with lease on corporate headquarters	—	(11)	11
Western states settlements	(351)	—	(351)
Accrual for payment to CenterPoint Energy, Inc. adjustment	—	(2)	2
Gain on sale of counterparty claim	—	30	(30)
Depreciation and amortization adjustment - accelerated depreciation on retired generation assets	—	(12)	12
Depreciation and amortization adjustment - equipment impairment related to turbines and generators	—	(16)	16
Interest income adjustment - California-related interest income	(6)	(13)	7

Income tax expense - tax adjustments, net	166	45	121

(1)  Revenues less purchased power, fuel and cost of gas sold.

Reliant Energy, Inc. and Subsidiaries

Diluted EPS from Continuing Operations Reconciliation

(Dollars per diluted share)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Diluted:
Net Income (Loss) (per GAAP)	$(0.89)	$1.04	$(0.65)	$0.79

Cumulative effect of accounting change, net of tax	—	—	—	(0.02)

(Income) loss from discontinued operations	0.01	(0.81)	(0.21)	(0.98)

Income (loss) from continuing operations (on GAAP basis)	(0.88)	0.23	(0.86)	(0.21)

Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	—	—	—	0.03
Changes in California-related receivables and reserves (including interest)	—	(0.01)	(0.01)	(0.08)
Unrealized gains/losses on energy derivatives	0.71	0.10	0.19	0.18
Severance and restructuring	—	—	—	0.06
Accelerated depreciation on retired generation assets	—	—	—	0.03
Equipment impairment related to turbines and generators	—	—	—	0.03
Settlement of shareholder class action lawsuits	—	—	0.02	—
Gain on sale of counterparty claim	—	(0.05)	—	(0.06)
Adjustment to October 2003 FERC Settlement	—	0.02	—	0.03
Other general and administrative - restructuring costs associated with lease on corporate headquarters	—	0.02	—	0.02
Western states settlement	0.73	—	0.72	—
Adjusted income from continuing operations	$0.56	$0.31	$0.06	$0.03

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Thousands of Dollars)

(Unaudited)

	September 30, 2005	December 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	$50,755	$105,054
Restricted cash	11,564	15,610
Accounts and notes receivable, principally customer, net	1,430,241	1,032,312
Inventory	276,567	245,682
Derivative assets	615,010	305,924
Margin deposits on energy trading and hedging activities	1,454,109	505,547
Other current assets	310,413	304,446
Current assets of discontinued operations	233,565	140,276
Total current assets	4,382,224	2,654,851
Property, Plant and Equipment, net	5,992,526	6,437,761

Other Assets:
Goodwill, net	393,703	440,534
Other intangibles, net	557,111	540,583
Net California receivables subject to refund	—	200,086
Equity investments	30,251	83,819
Derivative assets	561,604	272,254
Restricted cash	—	25,547
Other long-term assets	705,361	502,830
Long-term assets of discontinued operations	1,090,063	1,032,759
Total other assets	3,338,093	3,098,412
Total Assets	$13,712,843	$12,191,024

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$489,580	$618,854
Accounts payable, principally trade	1,021,477	566,104
Derivative liabilities	947,890	401,881
Margin deposits on energy trading and hedging activities	86,034	19,040
Other current liabilities	509,603	463,528
Current liabilities of discontinued operations	82,799	26,184
Total current liabilities	3,137,383	2,095,591

Other Liabilities:
Derivative liabilities	994,840	311,222
Other long-term liabilities	429,515	616,575
Long-term liabilities of discontinued operations	871,310	842,425
Total other liabilities	2,295,665	1,770,222

Long-term Debt	4,247,069	3,938,857
Commitments and Contingencies
Total Stockholders’ Equity	4,032,726	4,386,354
Total Liabilities and Stockholders’ Equity	$13,712,843	$12,191,024

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Thousands of Dollars)

(Unaudited)

	Nine Months Ended September 30,
	2005	2004

Cash Flows from Operating Activities:
Net income (loss)	$(196,495)	$234,989
Income from discontinued operations	(61,655)	(291,173)
Net loss from continuing operations and cumulative effect of accounting change	(258,150)	(56,184)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Cumulative effect of accounting change	—	(7,290)
Depreciation and amortization	336,530	348,531
Deferred income taxes	(177,844)	(24,095)
Net unrealized losses on energy derivatives	91,366	86,398
Amortization of deferred financing costs	11,208	24,473
Gains on sales of assets, net	(115,793)	(14,880)
Western states settlement	350,805	—
(Income) loss of equity investments, net	(23,185)	9,244
Other, net	34,701	(6,119)
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	(329,166)	(322,344)
Receivables facility proceeds, net	—	232,000
Inventory	(21,224)	8,654
Margin deposits on energy trading and hedging activities, net	(881,568)	(359,619)
Net derivative assets and liabilities	170,208	59,447
Accounts payable	298,690	129,487
Other current assets and liabilities	32,194	59,093
Other long-term assets and liabilities	(95,443)	(89,913)
Net cash provided by (used in) continuing operations from operating activities	(576,671)	76,883
Net cash provided by discontinued operations from operating activities	105,307	80,423
Net cash provided by (used in) operating activities	(471,364)	157,306
Cash Flows from Investing Activities:
Capital expenditures	(59,117)	(139,642)
Proceeds from sales of assets, net	149,345	9,294
Proceeds from sales of future emission allowances	44,375	—
Restricted cash	29,593	(64,135)
Other, net	2,500	3,100
Net cash provided by (used in) continuing operations from investing activities	166,696	(191,383)
Net cash provided by discontinued operations from investing activities	39,112	904,326
Net cash provided by investing activities	205,808	712,943
Cash Flows from Financing Activities:
Payments of long-term debt	(42,164)	(138,791)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	227,446	(3,850)
Proceeds from issuances of stock	25,975	16,641
Other, net	—	9,012
Net cash provided by (used in) continuing operations from financing activities	211,257	(116,988)
Net cash used in discontinued operations from financing activities	—	(806,002)
Net cash provided by (used in) financing activities	211,257	(922,990)
Net Change in Cash and Cash Equivalents	(54,299)	(52,741)
Cash and Cash Equivalents at Beginning of Period	105,054	146,244
Cash and Cash Equivalents at End of Period	$50,755	$93,503

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Retail Operational Data

(Unaudited)

Retail Energy Revenues:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
	(in millions)		(in millions)
Retail energy revenues from end-use retail customers:
Texas:
Residential and small business	$1,400	$1,232	$3,086	$2,783
Large commercial, industrial and governmental/institutional	574	536	1,605	1,437

Outside of Texas:
Commercial, industrial and governmental/institutional	136	71	288	136

Total	2,110	1,839	4,979	4,356

Retail Energy revenues from resales of purchased power and other hedging activities	181	113	353	243

Market usage adjustments	(3)	17	(23)	1
Total retail energy revenues	$2,288	$1,969	$5,309	$4,600

Retail Energy Operating Data:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Texas:
Residential:
Price-to-beat	6,370	6,688	14,375	15,357
Non price-to-beat	2,362	1,459	4,946	3,332
Total residential	8,732	8,147	19,321	18,689
Small business:
Price-to-beat	1,527	2,071	3,975	5,671
Non price-to-beat	847	631	2,160	1,436
Total small business	2,374	2,702	6,135	7,107
Large commercial, industrial and governmental/institutional (1)	7,109	8,747	22,116	23,389
Total Texas	18,215	19,596	47,572	49,185
Outside of Texas:
Commercial, industrial and governmental/institutional	1,925	1,261	4,521	2,448
Total Outside of Texas	1,925	1,261	4,521	2,448
Total	20,140	20,857	52,093	51,633

	September 30, 2005	December 31, 2004
	(in thousands, metered locations)
Retail Customers:
Texas:
Residential:
Price-to-beat	1,206	1,313
Non price-to-beat	427	334
Total residential	1,633	1,647
Small business:
Price-to-beat	141	163
Non price-to-beat	50	30
Total small business	191	193
Large commercial, industrial and governmental/institutional (1)	33	40
Total Texas	1,857	1,880
Outside of Texas:
Commercial, industrial and governmental/institutional	2	1
Total Outside of Texas	2	1
Total	1,859	1,881

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Texas:
Residential:
Price-to-beat	1,228	1,349	1,269	1,372
Non price-to-beat	408	284	374	256
Total residential	1,636	1,633	1,643	1,628
Small business:
Price-to-beat	142	180	151	186
Non price-to-beat	46	18	38	16
Total small business	188	198	189	202
Large commercial, industrial and governmental/institutional (1)	34	40	37	39
Total Texas	1,858	1,871	1,869	1,869
Outside of Texas:
Commercial, industrial and governmental/institutional	2	1	2	1
Total Outside of Texas	2	1	2	1
Total	1,860	1,872	1,871	1,870

(1)  These volumes include customers of the General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Wholesale Operational Data

(Unaudited)

Wholesale Energy Gross Margin:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	Change	2005	2004	Change
	(in millions)			(in millions)

West	$49	$74	$(25)	$114	$111	$3
PJM	117	133	(16)	324	354	(30)
Southeast	24	6	18	25	13	12
MISO	64	35	29	152	76	76
Texas	24	17	7	60	52	8
Other:
Billings to Texas Genco for support costs	—	2	(2)	—	14	(14)
Other	(3)	—	(3)	(15)	(16)	1

Adjusted Plant Gross Margin	275	267	8	660	604	56

California-related receivables and reserves	—	(4)	4	2	22	(20)
Adjustment to October 2003 FERC Settlement	—	(12)	12	—	(12)	12

Unrealized gains/losses on energy derivatives (1)	(173)	33	(206)	(172)	57	(229)

Total Wholesale Energy Gross Margin	$102	$284	$(182)	$490	$671	$(181)

Wholesale Power Sales (2):

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	Change	2005	2004	Change
	(gigawatt hours)			(gigawatt hours)

Net power generation volumes	10,689	9,383	1,306	25,113	24,763	350
Power purchase volumes	856	641	215	1,102	1,562	(460)
Power sales volumes	11,545	10,024	1,521	26,215	26,325	(110)

(1)	Includes ineffectiveness and derivatives not designated as hedges.
(2)

These amounts include physically delivered volumes, hedge activity related to our power generation portfolio and volumes associated with our legacy trading activities. These amounts exclude (a) volumes associated with our discontinued operations, (b) generation from facilities where the generation is sold by a third party pursuant to a tolling agreement, (c) generation from facilities that are accounted for as an equity method investment and (d) physical transactions that are settled prior to delivery.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Net Generation Volumes (1) (2)

(MWh)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
By region:

MISO	1,730,978	1,520,903	4,562,457	3,958,007

PJM	6,003,713	3,947,755	14,798,225	12,519,817

Southeast	1,032,810	891,348	1,632,168	1,834,408

West	1,972,236	3,300,094	4,519,267	5,434,978

Texas	1,471,190	1,506,931	3,931,125	4,184,642

Total	12,210,927	11,167,031	29,443,242	27,931,852

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
By asset type:

Base load	9,305,577	8,214,396	25,181,318	23,108,918

Intermediate	1,954,404	2,400,283	2,925,640	3,838,506

Peaking	950,946	552,352	1,336,284	984,428

Total	12,210,927	11,167,031	29,443,242	27,931,852

(1)	These amounts exclude volumes associated with our discontinued operations.
(2)

These amounts include (a) physically delivered volumes, (b) hedge activity related to our power generation portfolio, (c) generation of 1,482 GWh and 1,162 GWh for the three months ended September 30, 2005 and 2004, respectively, and 3,322 GWh and 1,706 GWH for the nine months ended September 30, 2005 and 2004, respectively, from facilities where the generation is sold by a third-party pursuant to a tolling agreement and (d) generation from facilities that are accounted for as an equity method investment.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

MISO Asset Summary

(Unaudited)

	Summer/Winter
	Average	Heat Rate	Q3 net generation volume (1) (MWh)		Q3 net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Avon Lake 7 & 9	721	9.8	963,769	966,820	61%	61%
New Castle 3-5	328	10.7	406,958	354,065	56%	49%
Niles 1-2	208	10.5	297,817	194,807	65%	42%
	1,257		1,668,544	1,515,692	60%	55%

Peaking
Avon Lake 10	24	17.4	280	246	1%	0%
New Castle A-B	6	10.0	4	9	0%	0%
Niles A	28	21.3	153	(39)	0%	0%
Shelby 1-8	356	9.8	61,997	4,995	8%	1%
	414		62,434	5,211	7%	1%
MISO Total	1,671		1,730,978	1,520,903	47%	41%

	Summer/Winter
	Average	Heat Rate	Q3 YTD net generation volume (1) (MWh)		Q3 YTD net capacity factor (2 (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Avon Lake 7 & 9	721	9.8	2,718,669	1,914,518	58%	40%
New Castle 3-5	328	10.7	1,020,390	1,293,853	47%	60%
Niles 1-2	208	10.5	741,275	737,917	54%	54%
	1,257		4,480,334	3,946,288	54%	48%

Peaking
Avon Lake 10	24	17.4	1,010	2,478	1%	2%
New Castle A-B	6	10.0	43	68	0%	0%
Niles A	28	21.3	73	(116)	0%	0%
Shelby 1-8	356	9.8	80,997	9,289	3%	0%
	414		82,123	11,719	3%	0%
MISO Total	1,671		4,562,457	3,958,007	42%	36%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

PJM Asset Summary

(Unaudited)

	Summer/Winter Average	Heat Rate	Q3 net generation volume (1) (MWh)		Q3 net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Conemaugh 1-2 (16%)	280	9.4	499,363	597,292	81%	97%
Cheswick 1	580	10.0	821,738	827,813	64%	65%
Deep Creek 1-2 (3)	—	—	—	5,918	0%	14%
Elrama 1-4	465	11.3	588,190	287,273	57%	28%
Keystone 1-2 (16%)	282	9.5	578,745	497,429	93%	80%
Piney Station 1-3 (3)	—	—	—	19,823	0%	32%
Portland 1&2	400	10.1	654,916	469,430	74%	53%
Seward 1	520	9.7	907,834	—	79%	0%
Shawville 1-4	566	10.3	783,437	749,007	63%	60%
Titus 1-3	246	10.8	379,088	293,465	70%	54%
	3,339		5,213,311	3,747,450	71%	50%

Intermediate
Brunot Island CCGT	293	9.8	7,936	(718)	1%	0%
Gilbert CCGT	336	9.5	91,062	4,381	12%	1%
Gilbert 9	168	11.1	8,400	531	2%	0%
Hunterstown CCGT	839	7.0	403,819	121,428	22%	7%
Portland 5	145	10.1	21,291	873	7%	0%
	1,781		532,508	126,495	14%	3%

Peaking
Aurora 1-10	937	10.5	213,758	39,166	10%	2%
Blossburg 1	23	14.6	1,579	662	3%	1%
Brunot Island 1A-1C	54	13.6	62	5	0%	0%
Ceredo 1-6 (4)	—	12.1	N/A	—	N/A	0%
Gilbert 1-4	111	15.1	2,631	862	1%	0%
Glen Gardner 1-8	184	14.6	6,602	2,591	2%	1%
Hamilton 1	23	14.8	1,096	1,332	2%	3%
Hunterstown 1-3	71	14.8	5,296	7,124	3%	5%
Mountain 1-2	47	14.3	4,710	1,079	5%	1%
Orrtanna 1	23	14.4	1,221	625	2%	1%
Portland 3-4	40	15.1	446	127	1%	0%
Sayreville A-D	264	13.8	5,013	9,700	1%	2%
Shawnee 1	23	14.0	78	40	0%	0%
Shawville 5-7	6	10.2	24	(13)	0%	0%
Tolna 1-2	47	14.2	8,104	2,037	8%	2%
Titus 4-5	35	17.4	434	74	1%	0%
Warren 3 (5)	68	12.8	(106)	(65)	0%	0%
Werner 1-4	252	13.8	6,873	8,374	1%	2%
Keystone 3-6	2	10.3	68	79	2%	2%
Conemaugh A-D	2	9.7	5	11	0%	0%
	2,212		257,894	73,810	5%	1%
PJM Total	7,332		6,003,713	3,947,755	37%	23%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Deep Creek 1-2 and Piney Station 1-3 were sold in April 2005.

(4)   Prior to January 1, 2005, Ceredo did not qualify for discontinued operations.

(5)   Warren 3 was mothballed in October 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

PJM Asset Summary

(Unaudited)

	Summer/Winter Average	Heat Rate	Q3 YTD net generation volume (1) (MWh)		Q3 YTD net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Conemaugh 1-2 (16%)	280	9.4	1,659,876	1,610,458	90%	87%
Cheswick 1	580	10.0	2,093,593	2,281,160	55%	60%
Deep Creek 1-2 (3)	—	—	13,776	25,095	17%	30%
Elrama 1-4	465	11.3	1,020,406	1,493,437	33%	49%
Keystone 1-2 (16%)	282	9.5	1,647,507	1,586,856	89%	86%
Piney Station 1-3 (3)	—	—	28,569	59,172	23%	48%
Portland 1&2	400	10.1	1,601,896	1,635,826	61%	62%
Seward 1	520	9.7	2,249,181	—	66%	0%
Shawville 1-4	566	10.3	2,351,942	2,323,364	63%	62%
Titus 1-3	246	10.8	932,102	957,340	58%	59%
	3,339		13,598,848	11,972,708	62%	54%

Intermediate
Brunot Island CCGT	293	9.8	4,999	5,193	0%	0%
Gilbert CCGT	336	9.5	150,590	58,188	7%	3%
Gilbert 9	168	11.1	14,303	11,931	1%	1%
Hunterstown CCGT	839	7.0	627,995	267,342	11%	5%
Sayreville 4-5 (4)	—	—	—	388	0%	0%
Portland 5	145	10.1	39,777	32,115	4%	3%
	1,781		837,664	375,157	7%	3%

Peaking
Aurora 1-10	937	10.5	305,550	52,175	5%	1%
Blossburg 1	23	14.6	2,832	1,344	2%	1%
Brunot Island 1A-1C	54	13.6	(8)	2,480	0%	1%
Ceredo 1-6 (5)	—	12.1	N/A	1,045	N/A	0%
Gilbert 1-4	111	15.1	2,306	1,076	0%	0%
Glen Gardner 1-8	184	14.6	7,061	4,847	1%	0%
Hamilton 1	23	14.8	1,264	2,671	1%	2%
Hunterstown 1-3	71	14.8	6,452	11,447	1%	2%
Mountain 1-2	47	14.3	5,814	2,683	2%	1%
Orrtanna 1	23	14.4	1,598	1,551	1%	1%
Portland 3-4	40	15.1	1,105	1,249	0%	0%
Sayreville A-D	264	13.8	9,233	40,860	1%	2%
Shawnee 1	23	14.0	260	259	0%	0%
Shawville 5-7	6	10.2	(7)	(48)	0%	0%
Tolna 1-2	47	14.2	10,446	5,193	3%	2%
Titus 4-5	35	17.4	615	96	0%	0%
Wayne 1 (6)	—	—	—	486	0%	0%
Warren 3 (7)	68	12.8	(334)	1,143	0%	0%
Werner 1-4	252	13.8	7,260	41,043	0%	2%
Keystone 3-6	2	10.3	244	297	2%	2%
Conemaugh A-D	2	9.7	22	55	0%	0%
	2,212		361,713	171,952	2%	1%
PJM Total	7,332		14,798,225	12,519,817	31%	24%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Deep Creek 1-2 and Piney Station 1-3 were sold in April 2005.

(4)   Sayreville 4-5 of 232 MW was retired in February 2004.

(5)   Prior to January 1, 2005, Ceredo did not qualify for discontinued operations.

(6)   Wayne 1 of 66 MW was retired in May 2004.

(7)   Warren 3 was mothballed in October 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Southeast Asset Summary

(Unaudited)

	Summer/Winter Average	Heat Rate	Q3 net generation volume (1) (MWh)		Q3 net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Sabine	54	10.0	48,702	84,758	41%	71%

Intermediate
Indian River 1-3	587	10.5	354,906	333,259	27%	26%
Choctaw (3)	800	6.9	—	—	0%	0%
	1,387		354,906	333,259	12%	11%

Peaking
Osceola 1-3	470	11.0	227,151	199,185	22%	19%
Shady Hills	474	10.8	198,800	152,922	19%	15%
Vandolah	630	10.8	203,251	121,224	15%	9%
	1,574		629,202	473,331	18%	14%
Southeast Total	3,015		1,032,810	891,348	16%	13%

			Q3 YTD net generation volume (1) (MWh)		Q3 YTD net capacity factor (2) (MWh)
Unit Name			2005	2004	2005	2004

Base Load
Sabine	54	10.0	194,240	268,419	55%	76%

Intermediate
Indian River 1-3	587	10.5	547,655	770,320	14%	20%
Choctaw (3)	800	6.9	—	(5,088)	0%	0%
	1,387		547,655	765,232	6%	8%

Peaking
Osceola 1-3	470	11.0	346,649	353,755	11%	11%
Shady Hills	474	10.8	282,623	282,887	9%	9%
Vandolah	630	10.8	261,001	164,115	6%	4%
	1,574		890,273	800,757	9%	8%
Southeast Total	3,015		1,632,168	1,834,408	8%	9%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Choctaw was mothballed in May 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

West Asset Summary

(Unaudited)

	Summer/Winter Average	Heat Rate (1)	Q3 net generation volume (1) (2) (MWh)		Q3 net capacity factor (1) (3) (MWh)
Unit Name	Capacity (1 (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Bighorn CCGT (4)	598	7.2	903,830	888,727	68%	67%
El Dorado (5)	—	7.2	—	470,838	0%	92%
	598		903,830	1,359,565	68%	74%

Intermediate
Coolwater 1-2	146	10.5	27,095	17,967	8%	6%
Coolwater 3-4	462	10.0	225,994	287,253	22%	28%
Etiwanda 3-4	640	10.0	223,422	212,515	16%	15%
Mandalay 1-2	430	9.5	170,936	299,430	18%	32%
Ormond Beach 1-2	1,516	9.6	419,543	1,123,364	13%	34%
	3,194		1,066,990	1,940,529	15%	28%

Peaking
Ellwood	54	13.3	551	—	0%	0%
Mandalay 3	130	15.8	865	—	0%	0%
	184		1,416	—	0%	0%
West Total	3,976		1,972,236	3,300,094	21%	36%

			Q3 YTD net generation volume (1) (2) (MWh)		Q3 YTD net capacity factor (1) (3) (MWh)
Unit Name			2005	2004	2005	2004

Base Load
Bighorn CCGT (4)	598	7.2	2,265,611	1,739,973	58%	50%
El Dorado (5)	—	7.2	711,160	996,888	47%	65%
	598		2,976,771	2,736,861	54%	58%
Intermediate
Coolwater 1-2	146	10.5	26,541	18,143	3%	2%
Coolwater 3-4	462	10.0	277,807	330,463	9%	11%
Etiwanda 3-4	640	10.0	497,823	207,982	12%	5%
Mandalay 1-2	430	9.5	240,551	519,289	9%	18%
Ormond Beach 1-2	1,516	9.6	497,599	1,622,240	5%	16%
	3,194		1,540,321	2,698,117	7%	13%

Peaking
Ellwood	54	13.3	858	—	0%	0%
Mandalay 3	130	15.8	1,317	—	0%	0%
	184		2,175	—	0%	0%
West Total	3,976		4,519,267	5,434,978	17%	18%

(1)   Excludes Etiwanda 5 of 118 MW, which was retired in January 2004.  Q3 YTD 2005 includes net generation from Ellwood and Mandalay 3 although the units were mothballed in November 2003 and not officially returned to service until April 2005.  The net generation from Mandalay 3 and Ellwood was produced during the re-commissioning.  Etiwanda 3 and 4 were also mothballed in November 2003 and returned to service in September 2004 and July 2004, respectively, under a reliability-must-run contract with the California Independent System Operator through the end of 2004.

(2)   Represents net generation assets only.

(3)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(4)   Bighorn CCGT began operations in February 2004.

(5)   Sold our El Dorado investment in July 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Texas Asset Summary

(Unaudited)

	Summer/Winter		Q3 net generation volume (1) (MWh)		Q3 net capacity factor (2) (MWh)
Unit Name	Average	Heat Rate	2005	2004	2005	2004
	Capacity (MW)	(MMBtu/MWh)

Base Load
Channelview	830	6.1	1,466,038	1,466,288	80%	80%
Landfill Gas (3)	—	10.5	5,152	40,643	9%	69%
Texas Total	830		1,471,190	1,506,931	78%	80%

			Q3 YTD net generation volume (1) (MWh)		Q3 YTD net capacity factor (2) (MWh)
Unit Name			2005	2004	2005	2004

Base Load
Channelview	830	6.1	3,849,575	4,072,299	71%	75%
Landfill Gas (3)	—	10.5	81,550	112,343	48%	66%
Texas Total	830		3,931,125	4,184,642	70%	74%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.
(3)	Landfill Gas assets were sold in July 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt - to - Adjusted EBITDA Ratio

(in millions, except ratio)

(Unaudited)

	September 30, 2005

Debt:
Senior secured revolver	$200
Senior secured term loan	656	(6)
Senior secured notes	1,850
Convertible senior subordinated notes	275
Orion Power 12% notes (1)	451
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	355
Receivables facility	450
Warrants	(1)
Other (2)	1
REMA operating leases (off-balance sheet)	497	(3)
Total debt and debt equivalents (4)	5,234

Less:
Cash and cash equivalents	(51)
Restricted cash	(12)
Net margin deposits	(1,368)
Adjusted Net Debt	$3,803

Adjusted EBIT	$313	(5)
Adjusted depreciation and amortization	440	(5)
Adjusted EBITDA	753	(5) (6)

REMA lease expense	60	(3) (5)
Total Adjusted EBITDA	$813	(5) (6)

Ratio	4.7

(1)	Orion 12% notes includes purchase accounting adjustments of $51 million.
(2)	Other subsidiary debt.
(3)	For purposes of computing this ratio, the effects of these off-balance sheet items are included.
(4)	Debt equivalents include off-balance sheet REMA lease of $497 million.
(5)	Represents amounts for the rolling four quarters ended September 30, 2005.
(6)

Excluded $638 million of debt and an estimated $281 million of EBITDA, excluding the losses on sales ((a) $105 million EBITDA plus $149 million loss on sale of the NYC assets plus (b) $27 million loss on sale of the Ceredo assets).

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber

(713) 497-3042